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                                    Dey, L.P.
                        2751 Napa Valley Corporate Drive
                             Napa, California 94558
                                  707-224-3200

April 28, 1999


EM Pharma, Inc.
2751 Napa Valley Corporate Drive
Napa, California 94558
Attention:   President and Chief Executive Officer

         Reference is made to the Management Services Agreement (the "Agreement"), dated as of September 1, 1998, between EM Pharma, Inc., a Delaware corporation, and Dey, L.P., a Delaware limited partnership.

         Notwithstanding the provisions of the Agreement, in accordance with
Section 3.5 of the Agreement, the parties hereby agree that the amount payable by the Company to Dey pursuant to Section 1.2 of the Agreement, with respect to the period from April 1, 1999 to December 31, 1999, shall be $75,000.

         If you agree with the foregoing, please sign below and forward the same to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                       Very truly yours,

                                       DEY, L.P.
                                       by Dey, Inc., its general partner

                                       By: /s/ Charles A. Rice
                                           ---------------------------------
                                           Name: Charles A. Rice
                                           Title: President and CEO
The foregoing is hereby
accepted as of the
date first written above

EM PHARMA, INC.

By: /s/ Pamela R. Marrs
    ---------------------------------
    Name: Pamela R. Marrs
    Title: Executive Vice President and CFO